Exhibit 10.2

Amendment and Restatement agreement

ResMed Limited

ABN 30 003 765 142

Borrower

The Hong Kong and Shanghai Banking Corporation Limited, Sydney Branch

ABN 65 117 925 970

Financier

HSBC Bank Australia Limited

ABN 48 006 434 162

Facility Agent

HSBC Bank Australia Limited

ABN 48 006 434 162

Security Trustee

Execution copy

Clayton Utz

Lawyers

Levels 19-35 No. 1 O’Connell Street Sydney NSW 2000 Australia

PO Box H3 Australia Square Sydney NSW 1215

T +61 2 9353 4000 F +61 2 8220 6700

www.claytonutz.com

Our reference 15136/15104/80079617

Agreement made at Sydney on 30 September 2008

Parties	ResMed Limited ABN 30 003 765 142

(“Borrower”)

The Hong Kong and Shanghai Banking Corporation Limited, Sydney Branch ABN 65 117 925 970

(“Financier”)

HSBC Bank Australia Limited ABN 48 006 434 162

(in this capacity the “Facility Agent”)

HSBC Bank Australia Limited ABN 48 006 434 162

(in this capacity the “Security Trustee”)

Background

A.	Under the Original Facility Agreement, the Exiting Financier had made available to the Borrower term loan facilities on the terms set out in the Original Facility Agreement.

B.	By the Substitution Certificate, the Financier assumed all of the Exiting Financier’s Commitments under the Original Facility Agreement.

C.	The Borrower and the other parties to this agreement have agreed to amend and restate the terms of the Original Facility Agreement on the terms of this agreement.

Operative provisions

1.	Definitions and interpretation

1.1	Definitions

In this agreement:

“Amended Agreement” means the Original Facility Agreement, as amended and restated in the form set out in Schedule 2 (Form of Amended Agreement).

“Effective Date” means the date on which the Facility Agent has received the documents and other evidence listed in Schedule 1 in form and substance satisfactory to it.

“Exiting Financier” means HSBC Bank Australia Limited ABN 48 006 434 162 of HSBC Centre, 580 George Street, Sydney NSW 2000.

“Guarantor Consent Deeds” means:

(a)	the International Guarantee Consent Deed dated on or about the date of this agreement between each Original Guarantor (other than ResMed Inc. and ResMed Corp.), the Borrower and the Security Trustee; and

(b)	the US Guarantee Consent Deed dated on or about the date of this agreement between ResMed Inc., ResMed Corp., the Borrower and the Security Trustee.

“Original Facility Agreement” means the facility agreement dated 8 June 2006 and entered into by the Borrower, the Exiting Financier, the Facility Agent and the Security Trustee.

“Pledge” means the French law document titled Pledge Agreement over Financial Instruments Account dated on or about the date of this agreement executed by ResMed SAS in favour of HSBC Bank Australia Limited and others.

“Release Letter” means the release letter dated on or about the date of this agreement from HSBC Bank Australia Limited and others in relation to the Agreement for the Pledge of Account of Financial Instruments relating to Shares of SAIME dated 17 May 2006.

“Substitution Certificate” means the document entitled “Substitution Certificate – re: Syndicated Facility Agreement to Resmed Limited” dated 27 February 2008 and entered into by the Financier, the Facility Agent and the Exiting Financier.

1.2	Amended Agreement

Unless otherwise defined, expressions used in this agreement have the meanings given to them in the Amended Agreement.

1.3	Interpretation and capacity

(a)	The provisions of clauses 1.2 and 1.3 of the Amended Agreement are incorporated into this agreement as if set out in this agreement.

(b)	The Facility Agent enters into this agreement in its capacity as agent of the Financiers.

(c)	Clause 12.1 of the International Guarantee applies, modified as necessary, as if set out in full in this agreement.

1.4	Collateral and supplemental agreement

This agreement is collateral and supplemental to the Amended Agreement and is a Finance Document for the purposes of the Amended Agreement.

1.5	Consideration

Each party acknowledges receiving $10 and other valuable consideration for entering into this agreement.

2.	Conditions precedent

2.1	Conditions Precedent

The provisions of clause 3 (Amendments to the Original Facility Agreement) shall be effective only if the Facility Agent has received the documents and other evidence listed in Schedule 1 hereto (Conditions precedent) in form and substance satisfactory to the Facility Agent. The Facility Agent shall notify the Borrower promptly upon being so satisfied.

2.2	Expiry Date

If the Effective Date has not occurred on or before 5.00pm (Sydney time) on 30 September 2008 or such later date as may be agreed between the Facility Agent and the Borrower, this agreement shall terminate without the need for notice or any other act and the parties will be released from their respective rights and obligations under this agreement. Nothing in this clause 2.2 affects any accrued rights and obligations which any party has against any other party under this agreement prior to its termination.

3.	Amendments to the Original Facility Agreement

With effect from the Effective Date the Original Facility Agreement shall be amended and restated in the form set out in Schedule 2 (Form of Amended and Restated Facility Agreement).

4.	Fees and Expenses

4.1	Fee

The Borrower must, on or before the execution of this agreement, pay to the Facility Agent (for distribution to the Financier) a non-refundable fee of USD100,000.

4.2	Expenses

The Borrower must indemnify each other party against, and must pay each other party on demand the amount of, all Taxes and reasonable expenses incurred in connection with:

(a)	the negotiation, preparation, execution, stamping and registration of this agreement;

(b)	the transactions that this agreement contemplates; and

(c)	any amendment to, or any consent, approval, waiver, release or discharge of or under, this agreement,

including reasonable legal expenses and reasonable expenses incurred in engaging consultants.

5.	Representations and warranties

5.1	Representations and warranties

The Borrower represents and warrants to each Finance Party on the date of this agreement and on the Effective Date that:

(a)	all information provided by or on behalf of it to the Financier in or in connection with the application to the Financier for the variation of the terms of the Original Facility Agreement as contemplated in this agreement is true and accurate in all material respects and is not incomplete or misleading by omitting to state any material fact; and

(b)	the copy of the constitution previously delivered to the Exiting Financier on or about 31 May 2006 for the purposes of the Original Facility Agreement has not been amended and remains in full force and effect.

5.2	Confirmation and repeat of representations and warranties

The Borrower confirms and repeats each of the representations and warranties made by it in clause 15.1 of the Amended Agreement for each Finance Party’s benefit as if they were set out in full in this agreement with reference to the facts and circumstances subsisting as at the Effective Date.

6.	General confirmations and ratifications

6.1	The Borrower

The Borrower unconditionally and irrevocably:

(a)	ratifies and confirms to each Finance Party its continuing obligations under the Original Facility Agreement, save as amended by this agreement, and the other Finance Documents to which it is a party;

(b)	acknowledges and agrees that except to the extent of the amendments effected by the provisions of this agreement, the provisions of the Original Facility Agreement and the other Finance Documents to which it is a party will in all respects continue to apply; and

(c)	acknowledges that the Finance Parties are relying on this agreement (and on the representations and warranties in clause 5 above) in continuing to provide facilities to the Borrower and in agreeing to amend and restate the Original Facility Agreement under this agreement.

7.	Miscellaneous

7.1	Governing law

This agreement is governed by and must be construed according to the law applying in New South Wales.

7.2	Jurisdiction

Each party irrevocably:

(a)	submits to the non-exclusive jurisdiction of the courts of New South Wales, and the courts competent to determine appeals from those courts, with respect to any proceedings which may be brought at any time relating to this agreement; and

(b)	waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, if that venue falls within clause 7.2(a).

7.3	Continuing obligations

(a)	Except as varied and supplemented by this agreement, the Original Facility Agreement remains in full force and effect.

(b)	The variation of the terms of the Original Facility Agreement effected in this agreement is without prejudice to any other deed, agreement, instrument, document or arrangement presently in existence as between the Finance Parties and the Borrower (including the Finance Documents), and the rights, powers, remedies and discretions available to any Finance Party under them remain in full force and effect.

7.4	Further assurances

The Borrower on demand by a Finance Party and at the expense of the Borrower will promptly do all further acts and execute and deliver all further documents as the Finance Party reasonably requires to perfect the rights and powers afforded, created, or intended to be afforded or created, by this agreement or any other Finance Document.

7.5	Counterparts

This agreement may be executed in any number of counterparts and by the parties on separate counterparts. Each counterpart constitutes the agreement of each party who has executed and delivered that counterpart.

Executed as an agreement.

Borrower

Executed by ResMed Limited ABN 30 003 765 142 in accordance with section 127 of the Corporations Act by or in the presence of:

/s/ Robert Douglas	/s/ Gregory Lang
Signature of Secretary/other Director	Signature of Director or sole Director and sole Secretary

Robert Douglas	Gregory Lang
Name of Secretary/other Director in full	Name of Director or sole Director and sole Secretary in full

Financier

Signed for and on behalf of The Hongkong and Shanghai Banking Corporation Limited, Sydney Branch ABN 65 117 925 970 by its Attorney under a Power of Attorney dated 9/11/1998, and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney, in the presence of:	/s/ Stuart Arthur Davis
Signature of Attorney

/s/ Elin Schwarzenecker	Stuart Arthur Davis
Signature of Witness	Name of Attorney in full

Elin Schwarzenecker
Name of Witness in full

Facility Agent

Signed for and on behalf of HSBC Bank Australia Limited ABN 48 006 434 162 by its Attorney under a Power of Attorney dated , and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney, in the presence of:	/s/ Garry James Richmond
Signature of Attorney

/s/ Elin Schwarzenecker	Garry James Richmond
Signature of Witness	Name of Attorney in full

Elin Schwarzenecker
Name of Witness in full

Security Trustee

Signed for and on behalf of HSBC Bank Australia Limited ABN 48 006 434 162 by its Attorney under a Power of Attorney dated , and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney, in the presence of:	/s/ Garry James Richmond
Signature of Attorney

/s/ Elin Schwarzenecker	Garry James Richmond
Signature of Witness	Name of Attorney in full

Elin Schwarzenecker
Name of Witness in full

Schedule 1 - Conditions precedent

1.	This agreement duly executed by the Borrower.

2.	The Guarantor Consent Deeds, the Pledge and the Release Letter duly executed by each party to them (other than HSBC Bank Australia Limited or any related entity).

3.	If applicable, a certified true copy of the power of attorney under which the Borrower has executed this agreement.

4.	A certified copy of a resolution of the board of directors of the Borrower authorising the execution by the Borrower of this agreement and the performance by the Borrower of its obligations under this agreement.

5.	Evidence that all fees and expenses referred to in clause 4 (Fees and Expenses) have been paid.

6.	A legal opinion of Clayton Utz, legal advisers to the Financier, in relation to the obligations of the Borrower under this agreement.

7.	Legal opinions from lawyers (who must be reasonably acceptable to the Facility Agent) to the Original Guarantors in relation to the obligations of such Original Guarantors under the Guarantor Consent Deeds and the obligations of Resmed SAS under the Pledge.

Schedule 2 - Form of Amended and Restated Facility Agreement